UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2022

Samsara Luggage, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-54649	26-0299456
(State of incorporation)	(Commission File Number)	(IRS Employer No.)

135 East 57th Street, Suite 18-130

New York, New York 10022

(Address of principal executive offices and Zip Code)

(877) 421-1574

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 17, 2022, the Company entered into a Series A Preferred Stock Purchase Agreement (the “SPA”) with 1800 Diagonal Lending LLC f/k/a Sixth Street Lending LLC, a Virginia limited liability company (the “Investor”) pursuant to which the Company issued and sold to the Investor 148,062 shares of Series A Preferred Stock for a purchase price of $128,750.00.

The terms of the Series A Preferred Stock, including the terms of conversion, are provided below under Item 5.03.

Pursuant to the SPA, the Investor may convert all or a portion of the outstanding Series A Preferred Stock into shares of the Company’s Common Stock beginning on the date which is 180 days after the issuance date of the Series A Preferred Stock (the “Issuance Date”) into Common Stock; provided, however, that the Investor may not convert the Series A Preferred Stock to the extent that such conversion would result in beneficial ownership by the Investor and its affiliates of more than 4.99% of the Company’s issued and outstanding Common Stock.

The Company will have the right, at the Company’s sole option, provided that an event of default has not occurred, to redeem all or any portion of the shares of Series A Preferred Stock, exercisable on not more than 3 Trading Days prior written notice to the holders of the Series A Preferred Stock, in full. If the Company redeems the shares of Series A Preferred Stock within 180 days of its issuance, the Company must pay all of the principal at a cash redemption premium of 110%; if such prepayment is made between the 181st day and the 730th day after the issuance of the Series A Preferred Stock, then such redemption premium is 120%. After the 730th day following the Issuance Date, there shall be no further right of redemption.

In connection with the Certificate of Designation, the Company agreed to cause its transfer agent to reserve four times the number of shares of Common Stock that would be issuable upon full conversion of the Series A Preferred Stock (assuming that the 4.99% limitation set forth in herein is not in effect) (based on the respective Conversion Price of the Series A Preferred Stock in effect from time to time).

The foregoing summaries of the terms of the Certificate of Designation and the SPA are subject to, and qualified in their entirety by, the agreements and instruments attached hereto as Exhibits 4.1 and 10.1, respectively, which are incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above with respect to the SPA and the related agreements are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above with respect to the issuance of the shares of Series A Preferred Stock is incorporated herein by reference. The issuance of the shares of Series A Preferred Stock was made in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(a)(2) of the Act.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 12, 2022, Samsara Luggage, Inc., a Nevada corporation (the “Company”) established a series of redeemable convertible preferred stock (the “Series A Preferred Stock”), par value $0.0001 per share, pursuant to a Certificate of Designation, Preference and Rights of Series A Preferred Stock of the Company (the “Certificate of Designation”).

Pursuant to the Certificate of Designation, the Company authorized 1,000,000 shares of the Series A Preferred Stock, which may be convertible into shares of common stock, par value $0.0001 per share, of the Company (the “Common Stock”) at the option of the holders thereof at any time after the issuance of the Series A Preferred Stock, at a conversion price equal a Variable Conversion Price (the “Conversion Price”). The "Variable Conversion Price" means 80% multiplied by the Market Price (representing a discount rate of 20%). The “Market Price” means the average of the lowest two (2) Trading Prices (as defined below) for the Common Stock during the ten (10) Trading Day period ending on the latest complete trading day prior to the conversion date. The “Trading Price” means, for any security as of any date, the actual closing price on the OTCQB, OTCQX, Pink Sheets electronic quotation system or applicable trading market (the “OTC”).

The Series A Preferred Stock will, with respect to dividend rights and rights upon liquidation, winding-up or dissolution, rank: (a) senior with respect to dividends and right of liquidation with the Company’s Common Stock and (b) junior with respect to dividends and right of liquidation to all existing and future indebtedness of the Company and existing and outstanding preferred stock of the Company.

The Series A Preferred Stock shall have no right to vote on any matters requiring shareholder approval or any matters on which the shareholders are permitted to vote.

Each share of Series A Preferred Stock will carry an annual dividend in the amount of six percent (6%) of the price per share of Series A Preferred Stock of $1.00 (the “Divided Rate”), which shall be cumulative, payable solely upon redemption, liquidation or conversion. Upon the occurrence of an event of default (as further defined further in the Certificate of Designation), the Dividend Rate shall automatically increase to fifteen percent (15%).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Designation of Series A Preferred Stock, dated as of May 17, 2022.
10.1	Series A Preferred Stock Purchase Agreement, dated as of May 17, 2022, by and between Samsara Luggage, Inc. and 1800 Diagonal Lending LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Samsara Luggage, Inc.

Dated: May 18, 2022	By:	/s/ Atara Dzikowski
	Name:	Atara Dzikowski
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Designation of Series A Preferred Stock, dated as of May 17, 2022.
10.1	Series A Preferred Stock Purchase Agreement, dated as of May 17, 2022, by and between Samsara Luggage, Inc. and 1800 Diagonal Lending LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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